Exhibit 906.CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the Fundrise Real Estate Interval Fund, LLC (the “Registrant”) does hereby certify, to such officer’s knowledge, that:

The annual report on Form N-CSR of the Registrant for the period ended December 31, 2020 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 25, 2021

By:	/s/ Benjamin S. Miller
Benjamin S. Miller
President and Principal Executive Officer

Date: February 25, 2021

By:	/s/ Benjamin S. Miller
Benjamin S. Miller
President and Principal Financial/Accounting Officer